ISI NORTH AMERICAN GOVERNMENT BOND FUND CLASS A SHARES AND CLASS C SHARES 535 Madison Avenue, 30th Floor
New York, New York 10022
For information call (800) 955-7175


   This mutual fund (the "Fund") is designed to provide a high level of current income, consistent with prudent investment risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

   This prospectus contains important information about ISI North American Government Bond Fund Class A Shares ("Class A Shares") and ISI North American Government Bond Fund Class C Shares ("Class C Shares") (collectively, "Shares") of the Fund. The Fund offers Class A Shares and Class C Shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy Class A Shares and Class C Shares through the Fund's Transfer Agent. (See the section entitled "How to Buy Shares.")

                               TABLE OF CONTENTS

                                                          PAGE
                                                          ----

                  Investment Summary.....................   1

                  Fees and Expenses of the Fund..........   3

                  Investment Program.....................   4

                  The Fund's Net Asset Value.............   5

                  How to Buy Shares......................   5

                  How to Redeem Shares...................   6

                  Telephone Transactions.................   7

                  Sales Charges..........................   7

                  Dividends and Taxes....................   9

                  Investment Advisor.....................   9

                  Other Service Providers................  10

                  Financial Highlights for Class A Shares  11

                  Financial Highlights for Class C Shares  12

                  Application............................ A-1

  THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
   THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is March 1, 2005.

INVESTMENT SUMMARY

OBJECTIVE AND STRATEGIES

   The Fund is designed to provide a high level of current income, consistent with prudent investment risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of bonds issued or guaranteed by the governments of the U.S., Canada and Mexico. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowing for investment purposes.

   The Fund's investment advisor (the "Advisor") actively allocates investments among the U.S., Canada and Mexico. The Advisor will base this allocation on its analyses of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor will consider its own expectations regarding interest rate changes and changes in exchange rates among U.S., Canadian and Mexican currencies.

   The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that the Fund will have an average maturity of approximately ten years during periods of stable interest rates, but the Advisor may shorten or lengthen the Fund's average maturity based on its forecasts for interest rates.

   The Fund will invest primarily in investment grade bonds. The Fund also may invest some of its assets in high quality bonds issued by U.S. corporations or international organizations such as the World Bank and the Asian Development Bank.

RISK PROFILE

   The Fund may be suited for you if you are willing to accept the increased risks of investing in Mexican and Canadian government securities, in addition to the risks of investing in U.S. government securities, in the hope of achieving a high level of current income and diversifying your investment portfolio.

   The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the securities in the Fund's portfolio. These prices will respond to economic and market factors, especially interest rates.

   INTEREST RATE RISK. The value of the Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

   MATURITY AND CREDIT RISK. The magnitude of increases and decreases in the value of the Shares in response to changes in interest rates will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

   POLITICAL RISK. Investing in foreign countries may entail different risks than investing in the United States. The prices of foreign securities may be affected by news or events unique to a country or region.

   FOREIGN CURRENCY RISK. Since some of the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding increase or decrease in the value of the Fund's investments.

   STYLE AND NON-DIVERSIFICATION RISK. There can be no assurances that the Advisor's economic analyses will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective. In addition, the Fund is non-diversified and may invest in securities of a relatively limited number of issuers. As a result, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

   AGENCY RISK. The Fund will invest in obligations of agencies or instrumentalities of the U.S. Government ("Agency securities"). Agency securities include obligations of the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and similar entities. Unlike U.S. government securities, Agency securities may or may not be backed by the full faith and credit of the U.S. government. Agency securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. Agency securities issued by Fannie Mae and Freddie Mac, however, are not backed by the full faith and credit of the U.S. government, and are supported only by the credit of the agency or instrumentality itself.

   If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

   A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

FUND PERFORMANCE

   The bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.

   The following bar chart shows changes in performance of the Class A Shares. The returns of Class C Shares are expected to be lower than those of Class A Shares because Class C Shares have higher expenses.

                                    [CHART]

          CLASS A SHARES - FOR YEARS ENDED DECEMBER 31,*

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
15.64%   6.18%   11.99%  8.44%  -1.62%  14.08%   6.86%   8.87%   3.41%   4.11%

-------------------
* The bar chart does not reflect sales charges or the effect of taxes on distributions. If it did, returns would be less than those shown.


   During the period shown in the bar chart, the highest return for a quarter was 9.15% (quarter ended 6/30/95) and the lowest return for a quarter was -4.30% (quarter ended 6/30/04).

   The following table compares the Class A Shares' and Class C Shares' average annual total return before taxes for the periods ended December 31, 2004 to the Lehman Brothers Intermediate Treasury Index. The table also compares the Class A Shares' average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund Shares for the periods ended December 31, 2004 to the index. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2004)

                                                               SINCE
                                   1 YEAR 5 YEARS 10 YEARS INCEPTION/(1)/
                                   ------ ------- -------- -------------
       CLASS A SHARES RETURN
        BEFORE TAXES/(2)/          1.05%   6.75%   7.35%         N/A
       CLASS C SHARES RETURN
        BEFORE TAXES/(2)/          2.41%     N/A     N/A       0.65%
       CLASS A SHARES RETURN
        AFTER TAXES ON
        DISTRIBUTIONS/(2),(3)/     0.43%   4.30%   4.98%         N/A
       CLASS A SHARES RETURN
        AFTER TAXES ON
        DISTRIBUTIONS/(2),(4) /AND
        SALE OF FUND SHARES        0.67%   4.35%   5.07%         N/A
       ------------------------------------------------------------------
       LEHMAN BROTHERS
        INTERMEDIATE TREASURY
        INDEX/(5)/                 2.02%   6.31%   6.61%         N/A

-------------------
/(1)/Class C Shares' inception date is 5/16/03.
/(2)/These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges. /(3)/The Return After Taxes on Distributions assumes that the investor held
     Shares throughout the period and was taxed on distributions during the period.
/(4)/The Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold the Shares at the end of the period and was taxed on both the distributions paid during the period and the capital gains realized from the sale of the Fund Shares.

(5)The Lehman Brothers Intermediate Treasury Index is an unmanaged index reflecting the performance of U.S. Treasury securities in the intermediate-term Treasury sector. The index does not factor in the costs of buying, selling and holding securities -- costs that are reflected in the Fund's results. The average annual total returns for this index do not reflect deductions for fees, expenses or taxes.

   After-tax returns are calculated using the highest historic individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares.

                                                                                     CLASS A  CLASS C
                                                                                     SHARES   SHARES
                                                                                     ------- -------
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)  3.00%    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........................   None    None
Maximum Deferred Sales Charge (Load)................................................   None   1.00%/(1)/
Redemption Fee......................................................................   None    None
Exchange Fee........................................................................   None    None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees.....................................................................  0.40%   0.40%
Distribution and/or Service (12b-1) Fees............................................  0.40%   1.00%
 Asset Based Sales Charge........................................................... 0.15%   0.75%
 Service Fee........................................................................ 0.25%   0.25%
Other Expenses......................................................................  0.25%   0.37%
                                                                                      -----   -----
Total Annual Fund Operating Expenses................................................  1.05%   1.77%/(2)/
                                                                                      =====   =====

-------------------
/(1)/A sales charge is imposed if you sell Class C Shares within the first year of your purchase. (See the section entitled "Sales Charges.")
/(2)/The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Class C Shares Total Annual Operating Expenses do not exceed 1.85% of the Fund's average daily net assets. This agreement will continue until at least February 28, 2006 and may be extended.

EXAMPLE:

   This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in one of the Fund's share classes (paying the maximum sales charge with respect to Class A Shares) and then redeem all of your shares at the end of the period (paying the relevant contingent deferred sales charge for Class C Shares). The Example also assumes that your investment has a 5% return each year and that the Fund's Total Annual Operating Expenses remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                ------ ------- ------- --------
                 CLASS A SHARES  $404   $624    $862    $1,544
                 CLASS C SHARES  $280   $557    $959    $2,084

You would pay the following expenses if you did NOT redeem your shares at the end of the periods shown:

                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                ------ ------- ------- --------
                 CLASS A SHARES  $404   $624    $862    $1,544
                 CLASS C SHARES  $180   $557    $959    $2,084

   Federal regulations require that the Example reflect the maximum applicable sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges.") If you hold the Fund's Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

    The Fund is designed to provide a high level of current income, consistent with prudent investment risk. Under normal circumstances, the Fund seeks to achieve this goal by investing at least 80% of its net assets, at the time a security is purchased, in a portfolio of bonds issued or guaranteed by the governments of the U.S., Canada and Mexico. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowing for investment purposes. The Fund also may invest some of its assets in high quality bonds issued by U.S. corporations or international organizations such as the World Bank and the Asian Development Bank.

    The Advisor is responsible for managing the Fund's investments. (See the section entitled "Investment Advisor.") The Fund's Advisor actively allocates investments among the U.S., Canada and Mexico. The Advisor's allocation is based on its analyses of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor considers its own forecasts regarding interest rate changes and changes in the exchange rates among U.S., Canadian and Mexican currencies.

    The Fund may invest up to 33% of its total assets in Canadian securities and up to 33% of its total assets in Mexican securities. Of these amounts, the Fund may invest up to 25% of its total assets in government securities of each country. It is possible that from time to time, none of the Fund's assets will be invested in either Canada or Mexico.

    The Fund may invest up to 10% of its total assets in high quality bonds issued by U.S. corporations. The Fund may also invest up to 10% of its total assets in a combination of high quality bonds issued by international organizations such as the World Bank and Asian Development Bank or Agency securities.

    Under normal circumstances, the Fund will invest primarily in investment grade bonds.

    The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that during periods of stable interest rates, the Fund's portfolio will have an average maturity of ten years. The Advisor may shorten the Fund's average maturity to less than ten years when it believes that interest rates are increasing. During periods of declining interest rates, it is expected that the Fund's portfolio will have an average maturity of over ten years.

    An investment in the Fund involves risk. The primary risk is interest rate risk. The value of the Fund's Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

    Investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities. An investment in Canada or Mexico may be affected by developments unique to those countries. These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner. Investments in bonds issued by international organizations and in Agency securities also pose additional, different risks than investing in U.S. government securities. The value of bonds issued by international organizations may be affected by adverse international political and economic developments that may not impact the value of U.S. government securities. Unlike U.S. government securities, Agency securities are not backed by the full faith and credit of the U.S. Government and are subject to greater credit risk.

    Some of the Fund's investments may be denominated in Canadian dollars, Mexican pesos or other currencies. As a result, since the Fund values its securities in U.S. dollars, the Fund may be affected by changes in the value of these currencies relative to the U.S. dollar.

    There can be no assurances that the Advisor's economic analyses will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective. In addition, the Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified. The Fund may engage in frequent trading of securities to achieve its investment objectives. Higher portfolio turnover may cause the Fund to incur additional transaction costs and may result in the distribution to shareholders of additional gains for tax purposes. There can be no guarantee that the Fund will achieve its goals.

    To reduce the Fund's risk under adverse market conditions, the Advisor may, for temporary defensive purposes, invest up to 100% of the Fund's assets in repurchase agreements with respect to U.S., Canadian and Mexican government securities and high quality commercial paper. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

    The price you pay when you buy shares or receive when you redeem shares of each Fund class is based on the individual Fund class' net asset value per share. When you buy shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

   The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of each Fund class is calculated by subtracting the class' liabilities from its assets and dividing the result by the number of the outstanding Shares of the class. Since the Fund invests in securities that may trade in foreign markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.

    In valuing its assets, the Fund prices its investments at their market value. The Fund values securities at fair value pursuant to procedures adopted by the Fund's Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time the Fund calculates its net asset value per share. The Fund may invest in foreign securities and foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities, which may effect the value of such securities.

    You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the close of the Business Day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the close of the Business Day, the price you pay or receive will be based on the next Business Day's net asset value per share. The proceeds of a redemption would be subject to any applicable contingent deferred sales charges. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

    The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES

    You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("Fund Servicing Agent"). You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus. Financial institutions may charge transaction fees on purchases of Shares.

    The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group who the Fund, in its sole discretion, believes to be involved in excessive trading.

CUSTOMER IDENTIFICATION AND VERIFICATION

   To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

   When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

   Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

   The Fund will try to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and will be subject to any related taxes.

   The Fund may reject your application under its Anti-Money Laundering
Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES

   The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

   Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within five business days. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

INVESTMENT MINIMUMS

    Your initial investment must be at least $5,000 unless you are investing in an individual retirement account (IRA) or a qualified retirement plan. Your initial investment may be as low as $1,000 if you are investing in an individual retirement account (IRA) or a qualified retirement plan. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investing Plan.

AUTOMATIC INVESTING PLAN

   The Automatic Investing Plan is closed to new participants. If you are a current participant in the Automatic Investing Plan, your subsequent investments may be as low as $100.

DIVIDEND REINVESTMENT PLAN

   Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an "ISI Fund"). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.

HOW TO REDEEM SHARES

   You may redeem all or part of your investment through your securities dealer or Fund Servicing Agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or, if you are redeeming less than $50,000, by telephone. Financial institutions may charge transaction fees on the redemption or exchange of Shares. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.

   Your securities dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your Shares.
1)A letter of instruction specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.
2)In certain circumstances a guarantee of your signature is required. You can obtain one from most banks or securities dealers, but not from a notary.
3)Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.
4)Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

   Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to ten days, whichever is earlier.

   SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $1,000 or less, the Fund has the power to redeem the remaining Shares after giving you 60 days' notice.

   REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

   SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

    If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

    The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

    During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

CLASS A SHARES

    The price you pay to buy Class A Shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:

                                             SALES CHARGE AS % OF
                                             --------------------
                                                          NET
                                             OFFERING    AMOUNT
                 AMOUNT OF PURCHASE           PRICE     INVESTED
                 ------------------          --------   --------
                 Less than      $    100,000  3.00%      3.09%
                 $    100,000 - $    249,999  2.50%      2.56%
                 $    250,000 - $    499,999  2.00%       2.04%
                 $    500,000 - $    999,999  1.50%       1.52%
                 $  1,000,000 - $  1,999,999  0.75%       0.76%
                 $  2,000,000 - $  2,999,999  0.50%       0.50%
                 $  3,000,000 - and over....  None        None

    The sales charge you pay on a purchase of Class A Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Class A Shares purchased through a special offer.

    RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or ISI Shares of Total Return U.S. Treasury Fund, Inc, ISI Shares of

Managed Municipal Fund, Inc., or ISI Shares of ISI Strategy Fund, Inc., you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation. For instance, you must be able to provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages) and the following additional information, as applicable, regarding these accounts:
1)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at the Transfer Agent.
2)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at another financial intermediary.
3)Information or records regarding Fund and other ISI Fund shares held in all accounts in the name of your spouse or children at the Transfer Agent or another financial intermediary.

   Since existing investments will be valued at the higher of cost or current value, you should retain records that would substantiate the historical costs of your investments in the Fund and in the other ISI Funds.

    LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

    PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:
1)If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.
2)If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).
3)If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell Class A Shares.
4)If you purchase Class A Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Class A Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or Fund Servicing Agent if you buy Class A Shares in this manner.

   Sales charge information regarding the Fund is not available on the Fund's website as the Fund does not have a website.

CLASS C SHARES

    The price you pay to buy Class C Shares is the Class C Shares Net Asset Value per share.

PURCHASES BY EXCHANGE

   You may exchange ISI shares of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. or ISI Strategy Fund, Inc. for an equal dollar amount of Class A Shares without payment of the sales charges described above or any other charge up to four times per calendar year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

    You may request an exchange through your securities dealer or Fund
Servicing Agent. Financial institutions may charge transaction fees on exchanges of Shares. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

   The price you receive when you redeem Class A Shares will be the net asset value per share.

CONTINGENT DEFERRED SALES CHARGES ("CDSC")

   If you redeem your Class C Shares within the first year after your purchase, you will pay a CDSC equal to 1.00% of the lower of: (1) the net asset value of the shares at the time of purchase, or (2) the net asset value of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. Accordingly, you never pay a deferred sales charge on any increase in your reinvestment above the initial offering price.

   The sales charge generally will be waived under the following circumstances:
..  If the Fund redeems your shares because your account balance is too low;
..  If your shares are redeemed following your death or disability;
.. If you are redeeming shares to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") or a plan operating consistent with Section 403(b) of the Code in connection with a loan, hardship withdrawal, or excess contribution or because of your death, disability, retirement, or change of employment; and
.. If you are redeeming shares to effect a required distribution from an IRA or other retirement upon your reaching the age of 70 1/2.

   Class C Shares not subject to a sales charge will always be redeemed first. In computing the sales charge, the length of time you owned the shares will be measured from the date of the original purchase.

DISTRIBUTION PLAN

    The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund to pay your securities dealer or Fund Servicing Agent distribution and other fees for the sale of Fund Shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.40% of the class' average daily net assets and Class C Shares pay an annual distribution fee equal to 1.00% of the class' average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly at a rate approved by the Fund's Board of Directors and to distribute taxable net capital gains at least annually.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following summary is based on current tax laws, which may change.

   The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your Shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Shares for shares of a different ISI fund is the same as a sale.

    More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR

    International Strategy & Investment Inc. is the Fund's Advisor. The Advisor is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc. These funds, together with the Fund, had approximately $561 million in net assets as of December 31, 2004.

   The Advisor has contractually agreed to waive or reduce its annual fee and reimburse expenses if necessary, so that the Class C Shares Total Annual Operating Expenses do not exceed 1.85% of average daily net assets. This agreement will continue until at least February 28, 2006 and may be extended. As compensation for its services for the fiscal period ended October 31, 2004, the Advisor received from the Fund a fee equal to 0.40% of the Fund's average daily net assets.

   The continuation of the Investment Advisory Agreement with ISI was most recently approved by the Fund's Board of Directors on September 24, 2004. A discussion summarizing the basis on which the Board of Directors approved the continuation of the agreement will be included in the Fund's semi-annual report for the six month period ended April 30, 2005 and in the Fund's annual report for the twelve month period ended October 31, 2005.

PORTFOLIO MANAGERS

   The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI.

    Mr. Hyman, Chairman of the Fund and the Advisor, is responsible for developing the forecasts and economic analyses upon which the Fund's selection of investments is based (see the section entitled "Investment Program"). Before joining the Advisor in 1991, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor's private institutional clients in the United States and overseas. The periodical INSTITUTIONAL INVESTOR, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 25 years.

    Mr. Medaugh, President of the Fund and the Advisor since 1991, is responsible for day-to-day management of the Fund's portfolio. Prior to joining the Advisor in 1991, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

   The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

   Forum Administrative Services, LLC provides administration services to the Fund. Forum Shareholder Services, LLC is the Fund's transfer and dividend disbursing agent, and Forum Accounting Services, LLC is the Fund's fund accountant.

FINANCIAL HIGHLIGHTS - CLASS A SHARES

   The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Class A Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended March 31, 2002, the period ended October 31, 2002, and the fiscal years ended October 31, 2003 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the October 31, 2004 Annual Report, which is available upon request. For the fiscal years ended March 31, 2000 and 2001, the Fund's financial highlights were audited by other auditors.

                                                                     APRIL 1,
                                                FOR THE YEARS          2002               FOR THE YEARS
                                              ENDED OCTOBER 31,       THROUGH            ENDED MARCH 31,
                                           ----------------------   OCTOBER 31,    ---------------------------
                                               2004        2003      2002/(1)/       2002      2001      2000
                                           --------      --------  -----------     --------  --------  -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period...... $   7.73      $   8.03   $   7.80       $   8.17  $   8.07  $  8.42
                                           --------      --------   --------       --------  --------  -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income.....................     0.24/(2)/     0.25       0.18           0.38      0.44     0.49
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions............................     0.03          0.07       0.41          (0.03)     0.38    (0.12)
                                           --------      --------   --------       --------  --------  -------
Total from investment operations..........     0.27          0.32       0.59           0.35      0.82     0.37
                                           --------      --------   --------       --------  --------  -------
LESS DISTRIBUTIONS:
Net investment income.....................    (0.16)        (0.29)     (0.17)         (0.41)    (0.47)   (0.49)
Net realized gain on investments..........    (0.08)        (0.33)     (0.07)         (0.23)    (0.13)       -
Return of capital.........................    (0.35)            -      (0.12)         (0.08)    (0.12)   (0.23)
                                           --------      --------   --------       --------  --------  -------
Total distributions.......................    (0.59)        (0.62)     (0.36)         (0.72)    (0.72)   (0.72)
                                           --------      --------   --------       --------  --------  -------
Net asset value, end of period............ $   7.41      $   7.73   $   8.03       $   7.80  $   8.17  $  8.07
                                           ========      ========   ========       ========  ========  =======
TOTAL RETURN/(3)/.........................     3.62%         4.14%      7.75%/(4)/     4.38%    10.74%    4.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s).......... $204,266      $267,756   $257,495       $220,629  $117,445  $61,697
Ratios to average daily net assets:
 Net investment income....................     3.22%         3.03%      3.84%/(5)/     4.60%     5.62%    5.59%
 Expenses after waivers and/or
   reimbursements.........................     1.05%         1.09%      1.01%/(5)/     1.13%     1.24%    1.25%
 Expenses before waivers and/or
   reimbursements.........................     1.05%         1.09%      1.01%/(5)/     1.13%     1.24%    1.41%
Portfolio turnover rate...................       47%          152%        95%/(4)/      136%       89%      32%

-------------------
/(1)/The Fund changed its fiscal year end from March 31 to October 31. /(2)/Calculated using the average shares outstanding for the period. /(3)/Total return excludes the effect of sales charges.
/(4)/Total return and portfolio turnover for less than one year are not annualized.
/(5)/Annualized.

FINANCIAL HIGHLIGHTS - CLASS C SHARES

   The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Class C Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the October 31, 2004 Annual Report, which is available upon request.

                                                                                                           MAY 16,
                                                                                           FOR THE        2003/(1)/
                                                                                         YEAR ENDED        THROUGH
                                                                                         OCTOBER 31,     OCTOBER 31,
                                                                                            2004            2003
                                                                                         -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................................   $  7.72        $  8.20
                                                                                           -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...................................................................      0.19/(2)/      0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions      0.02          (0.38)
                                                                                           -------        -------
Total from investment operations........................................................      0.21          (0.21)
                                                                                           -------        -------
LESS DISTRIBUTIONS:
Net investment income...................................................................     (0.14)         (0.21)
Net realized gain on investments........................................................     (0.08)         (0.06)
Return of Capital.......................................................................     (0.31)             -
                                                                                           -------        -------
Total distributions.....................................................................     (0.53)         (0.27)
                                                                                           -------        -------
Net asset value, end of period..........................................................   $  7.40        $  7.72
                                                                                           =======        =======
TOTAL RETURN/(3)/.......................................................................      2.91%         (2.62)%/(4)/
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)........................................................   $18,616        $13,565
Ratios to average daily net assets:
 Net investment income..................................................................      2.50%          3.32%/(5)/
 Expenses after waivers and/or reimbursements...........................................      1.77%          1.85%/(5)/
 Expenses before waivers and/or reimbursements..........................................      1.77%          2.12%/(5)/
Portfolio turnover rate.................................................................        47%           152%/(4)/

-------------------
/(1)/Commencement of operations.
/(2)/Calculated using the average shares outstanding for the period. /(3)/Total return excludes the effect of sales charges.
/(4)/Total return and portfolio turnover for less than one year are not annualized.
/(5)/Annualized.

                 ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
                             NEW ACCOUNT APPLICATION
-----------------------------------------------
IMPORTANT  INFORMATION FOR OPENING YOUR ACCOUNT
-----------------------------------------------
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. This information is subject to verification.
By signing and submitting this application, you give the ISI North American Government Bond Fund (the "Fund") and its agents permission to collect information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies, which will be used to help verify your identity. If you do not provide the information, we may not be able to open your account.
If we open your account but are unable to verify your identity, we reserve the right to take such other steps as we deem reasonable, including closing your account and redeeming your investment at the net asset value next calculated after the Fund decides to close your account. Please see the Fund's Statement of Additional Information for further information.
--------------------------------------------------------------------------------

Make check payable to "ISI North American Government Bond Fund Class A Shares" or "ISI North American Government Bond Fund Class C Shares" and mail with this
Application to:


            ISI MUTUAL FUNDS          OR FOR OVERNIGHT DELIVERY TO:   ISI MUTUAL FUNDS
            P.O. BOX 446                                              2 PORTLAND SQUARE
            ATTN: TRANSFER AGENT                                      ATTN: TRANSFER AGENT
            PORTLAND, MAINE 04112                                     PORTLAND, MAINE 04101

FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL THE TRANSFER AGENT AT (800) 882-8585.  TO OPEN AN IRA ACCOUNT, CALL ISI AT (800)
955-7175 TO REQUEST AN ACCOUNT APPLICATION.

 YOUR ACCOUNT REGISTRATION (PLEASE PRINT)                        -----------------------------------------
                                                                 Existing Account No., if any
---------------------------------------------                    -----------------------------------------
  INDIVIDUAL OR JOINT TENANT                                     GIFTS TO MINORS
---------------------------------------------                    -----------------------------------------


---------------------------------------------                    -----------------------------------------
 First Name        Initial         Last Name                     Custodian's Name (only one allowed by law)

---------------------------------------------                    -----------------------------------------
 Social Security Number            Birth Date                    Custodian's Date of Birth

---------------------------------------------                    -----------------------------------------
 *Joint Tenant      Initial         Last Name                    Social Security Number of Custodian

---------------------------------------------                    -----------------------------------------
 Social Security Number            Birth Date                    Minor's Name (only one)


---------------------------------------------                    -----------------------------------------
  CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                       Social Security Number of Minor
---------------------------------------------
                                                                 -----------------------------------------
                                                                 Minor's Date of Birth (Mo./Day/Yr.)
---------------------------------------------                    under the _______________ Uniform Gifts to Minors Act
*Name of Corporation - if a publicly-traded corporation,                   State of Residence
also provide symbol. (Certified articles of incorporation,
a government-issued business license or other document that
reflects the existence of the entity must be attached.
Enclose a corporate resolution which identifies individuals
authorized to conduct transactions on this account.)

---------------------------------------------
*Name of Partnership                                             ------------------------------------------
(a copy of the Partnership Agreement must be attached or         MAILING/RESIDENCY ADDRESS
certificate from government authority stating the identity       ------------------------------------------
and existence of the partnership.)

---------------------------------------------                    ------------------------------------------
*Name of Trust - Including corporate pension plans               Number and Street (Required)
(PLease include first and signature pages of the Trust
Agreement.)                                                      ------------------------------------------
                                                                 Mailing Address, If Different
---------------------------------------------
 Tax ID Number      Date of Trust Instrument                    ------------------------------------------
                                                                 City                    State        Zip
---------------------------------------------
 Name of Trustees or Authorized Trader                           ------------------------------------------
                                                                 Daytime Phone
---------------------------------------------
 Social Security Number            Birth Date                    Resident aliens must have a U.S. Tax Identification
                                                                 Number and domestic address.
*Attach a separate list for additional investors,
trustees, authorized traders, and general partners of a          For non-resident aliens, a copy of an un-expired
partnership, including full name, social security number,        government-issued photo ID must be included with the
home street address, and date of birth.                          application.

                                                                 DOCUMENTS PROVIDED IN CONNECTION WITH YOUR
                                                                 APPLICATION WILL BE USED SOLELY TO VERIFY YOUR
                                                                 IDENTITY.  THE FUND WILL HAVE NO OBLIGATION TO
                                                                 ENFORCE OR OBSERVE THE TERMS OF ANY SUCH DOCUMENT.
                                      A-1


LETTER OF INTENT (OPTIONAL)

[ ] I intend to invest at least the amount  indicated  below in ISI North American Government Bond Fund Shares. I understand that if
I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of  reduced sales charges on my purchases.

 ____$50,000   ____$100,000   ____$250,000    ____$500,000    ____$1,000,000   ____$2,000,000    ____$3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

        Fund Name                            Account No.               Owner's Name                 Relationship
        ---------                            ----------                ------------                 ------------

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

DISTRIBUTION OPTIONS

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions  will be reinvested.

INCOME DIVIDENDS
[ ]Reinvested in additional shares           [ ]Paid in Cash

CAPITAL GAINS
[ ]Reinvested in additional shares           [ ]Paid in Cash

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ]Beginning the month of ________________, 20________, please send me checks on a  monthly or quarterly basis, as indicated  below, in the amount of $____________________, from shares that I own, payable to the account registration address as shown above.
(Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE):        [ ] Monthly          [ ] Quarterly (January, April, July and October)

TELEPHONE TRANSACTIONS

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE
PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS)  UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT: [ ]Telephone  redemption  privileges    ]  Telephone  exchange  privileges

Redemptions effected  by  telephone  will be mailed to the  address of record.  If you would prefer redemptions mailed to a pre-designated  bank account,  please provide the following information:

      Bank: ___________________________________              Bank Account No.: ______________________________

   Address: ___________________________________             Bank Account Name: ______________________________

            ___________________________________                                ___________________________________

The  Fund does not accept cash, cash equivalents (such as traveler's checks, cashier's checks, money orders, bank  drafts),  starter checks, credit card convenience checks, or certain third party checks.

SIGNATURE AND TAXPAYER CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
  I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI North American Government
  Bond Fund ("the Fund") as described in the current Prospectus (a copy of which I (we) have received). By executing this Account
  Application, the undersigned represent(s) and warrant(s) that I (we) have full right, power and authority to make this investment and the  undersigned is (are) duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.

  Under the penalties of perjury, I certify:
  |_|That I am a (we are) U.S. person(s) (including a U.S. resident alien(s)).
       AND
       |_|  That the number shown on this form is my correct social security/taxpayer identification number.
       OR
       |_| That I have not provided a social security/taxpayer  identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.
       AND
       |_| That I have not been notified by the Internal Revenue Service ( IRS ) that I am subject to backup withholding.
       OR
       |_| That I have been notified by the IRS that I am subject to backup withholding.
  |_|Non-U.S. Citizen Taxpayer:
     Indicated country of residence for tax purposes:  _____________________________________________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the IRS.

I  acknowledge  that  I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.  The IRS does not require your consent to any provision  of  this document other than the certifications required to avoid backup withholding.

BY MY SIGNATURE BELOW, I CERTIFY, ON MY OWN BEHALF OR ON THE BEHALF OF THE INVESTOR I AM AUTHORIZED TO REPRESENT, THAT:

        (1)  THE INVESTOR IS NOT INVOLVED IN ANY MONEY LAUNDERING SCHEMES AND THE SOURCE OF THIS INVESTMENT IS NOT DERIVED FROM ANY
             UNLAWFUL ACTIVITY;

        AND

        (2)  THE INFORMATION PROVIDED BY THE INVESTOR ION THIS APPLICATION IS TRUE AND CORRECT AND ANY DOCUMENTS PROVIDED HEREWITH
             ARE GENUINE.

-----------------------------------------------------------------------------------------------------------------------------------


_____________________________________________             _____________________________________________________________
 *Signature                            Date                 Signature (if joint account, both must sign)      Date

*If your legal name has changed in the past 12 months, please provide former name:______________________________________




------------------------------------------------------------------------------------------------------------------------------------
FOR DEALER USE ONLY
Dealer's Name:     _______________________________          Dealer Code: ________________________________

Dealer's Address:  _______________________________          Branch Code: ________________________________

                   _______________________________          Rep. No.:    ________________________________

Representative:    _______________________________

                    ISI NORTH AMERICAN GOVERNMENT BOND FUND

                              INVESTMENT ADVISOR
                   INTERNATIONAL STRATEGY & INVESTMENT INC.
                        535 Madison Avenue, 30th Floor
                              New York, NY 10022


                   ADMINISTRATOR              DISTRIBUTOR
                FORUM ADMINISTRATIVE    INTERNATIONAL STRATEGY &
                   SERVICES, LLC         INVESTMENT GROUP INC.
                Two Portland Square     535 Madison Avenue, 30th
                 Portland, ME 04101              Floor
                                           New York, NY 10022
                                             (800) 955-7175

                   TRANSFER AGENT         INDEPENDENT AUDITORS
                 FORUM SHAREHOLDER         ERNST & YOUNG LLP
                   SERVICES, LLC             5 Times Square
                Two Portland Square     New York, New York 10036
                 Portland, ME 04101
                   (800) 882-8585

                     CUSTODIAN                FUND COUNSEL
                 THE NORTHERN TRUST     KRAMER LEVIN NAFTALIS &
                      COMPANY                 FRANKEL LLP
              50 South LaSalle Street       919 Third Avenue
                 Chicago, IL 60675         New York, NY 10022

                              ISI NORTH AMERICAN
                      GOVERNMENT BOND FUND CLASS A SHARES
                              AND CLASS C SHARES

   You may obtain the following additional information about the Fund, free of charge, from your securities dealer or Fund Servicing Agent or by calling (800) 955-7175:

.. A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.


.. The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call (202) 942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


   For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your securities dealer or Fund Servicing Agent.

                   Investment Company Act File No. 811-7292

                                    [GRAPHIC]

                                   Prospectus

[LOGO]


                              ISI NORTH AMERICAN
                      GOVERNMENT BOND FUND CLASS A SHARES
                              AND CLASS C SHARES

A mutual fund with the investment objective of a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

                                 MARCH 1, 2005

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

--------------------------------------------------------------------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT
         SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED
        MARCH 1, 2005. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE
           INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED
        ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS
           INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL
       INFORMATION. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE
        OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR BY WRITING
         OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 535
      MADISON AVENUE, 30TH FLOOR, NEW YORK, NEW YORK 10022, (800) 955-7175.

            Statement of Additional Information Dated: March 1, 2005

                 Relating to Prospectus Dated: March 1, 2005 for
            ISI North American Government Bond Fund -- Class A Shares

                                       and

            ISI North American Government Bond Fund -- Class C Shares

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY .........................................      1
INVESTMENT OBJECTIVES AND POLICIES ......................................      1
INVESTMENT RESTRICTIONS .................................................     12
VALUATION OF SHARES AND REDEMPTIONS .....................................     13
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS ....................     15
MANAGEMENT OF THE FUND ..................................................     18
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     23
ADMINISTRATION ..........................................................     25
DISTRIBUTION OF FUND SHARES .............................................     26
PORTFOLIO HOLDINGS ......................................................     30
BROKERAGE ...............................................................     31
CAPITAL SHARES ..........................................................     32
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS ..................................     33
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES .......................     33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................     34
LEGAL MATTERS ...........................................................     34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     34
FINANCIAL STATEMENTS ....................................................     35
APPENDIX A ..............................................................    A-1

GENERAL INFORMATION AND HISTORY

     North American Government Bond Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently has two classes of shares: ISI North American Government Bond Fund -- Class A Shares (the "Class A Shares") and ISI North American Government Bond Fund -- Class C Shares (the "Class C Shares") and, together with the Class A Shares, the "Shares").

     The Fund's Prospectus contains important information concerning the classes of shares offered by the Fund, and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175, or from Participating Dealers (as defined below) that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a "Shareholder Servicing Agent"). Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

     The Fund was incorporated under the laws of the State of Maryland on October 20, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended (the "Securities Act") and began operations on January 15, 1993. Prior to May 16, 2003, the ISI North American Government Bond Fund -- Class A Shares were known as ISI North American Government Bond Fund Shares.

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objective is to achieve a high level of current income by investing primarily in fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico. The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

     Except as specifically identified under "Investment Restrictions," the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined in the section entitled "Capital Stock"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

     The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its "net assets" in the following bonds and debentures: (i) U.S. Treasury securities, which securities are direct obligations of the United States government (see the section entitled "United States Government Securities"); and (ii) bonds or debentures issued or guaranteed by the Canadian and Mexican governments or their subdivisions, agencies or instrumentalities ("Government Securities") and denominated either in U.S. dollars or in the local foreign currency. For purposes of this policy, "net assets" includes any borrowing for investment purposes. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund will invest no more than 25% of its total assets in Canadian government securities (see the section entitled "Canadian Government Securities") and no more than 25% of its total assets in Mexican government securities (see the section entitled "Mexican Government Securities").

     The Fund may invest in bankers acceptances and certificates of deposit denominated or payable in the local foreign currency and issued by one of the five most highly capitalized banks in Canada or Mexico. The Fund will limit its investments in either Canadian or Mexican securities in general to 33% of its total assets.

     Under normal circumstances, the Canadian government securities held in the Fund's portfolio will be rated, at the time of purchase, Aa or higher by Moody's Investors Service ("Moody's") or AA or higher by Standard & Poor's Ratings Services ("S&P") or, if not rated by Moody's or S&P, determined to be of comparable quality by the Fund's investment advisor (the "Advisor") under criteria approved by the Fund's Board ("Comparable Quality"). Except as provided below, the Mexican government securities in which the Fund may invest will be rated, in the case of long-term securities, Baa or higher by Moody's, or BBB or higher by S&P, or comparable quality, or in the case of short-term securities, Prime-3 or higher by Moody's, A-3 or higher by S&P, or comparable quality. Where deemed appropriate by the Advisor, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in Mexican government securities or in fixed-income securities issued by governments of other countries in Latin America or elsewhere (and denominated in either U.S. dollars or the local foreign currency), which securities are rated Ba by Moody's or BB by S&P, or comparable quality. If a fixed-income security held by the Fund is rated Baa or BBB, in the case of a long-term security,or Prime-3 or A-3 in the case of a short-term security, and is subsequently downgraded by a rating agency, such security will be included in the Fund's below- investment grade holdings for purposes of the foregoing 10% limit. In addition, the Fund will retain such security in its portfolio only until the Advisor determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Moreover, in the event that such downgraded securities constitute 5% or more of the Fund's total assets, the Advisor will sell sufficient securities to reduce the total to below 5%.

     Although the Fund reserves the right to invest up to 35% of its total assets in fixed-income securities that are issued or guaranteed by the governments of countries located in Latin America (other than Mexico) or other foreign countries, or any of their political subdivisions, agencies, instrumentalities and authorities, the Fund has no current intention to make such investments during the coming year. Any investment in such fixed-income securities would be rated, at the time of purchase, Baa or higher by Moody's, BBB or higher by S&P, or comparable quality except that the Fund may invest in such fixed-income securities rated at the time of purchase, Ba by Moody's or BB by S&P, or comparable quality subject to the limitation of 10% of the Fund's total assets discussed above.

     The Fund's income and, in some cases, capital gains from foreign securities may be subject to applicable taxation in certain countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See the section entitled "Federal Tax Treatment of Dividends and Distributions."

     The Fund may also engage in certain other investment practices, including practices to protect against fluctuations in foreign currencies, which practices are described more fully in the section entitled "Currency and Interest Rate Hedging Transactions".

UNITED STATES GOVERNMENT SECURITIES

     The Fund will invest in U.S. Treasury obligations (including Treasury bills, Treasury notes, Treasury bonds and STRIPS) that are issued by the U.S. government and backed by the full faith and credit of the United States and that differ only in their interest rates, maturities and times of issuance. STRIPS are U.S. Treasury securities that trade at a yield to maturity higher than do comparable maturity U.S. Treasury obligations. STRIPS do not pay interest currently, but are purchased at a discount and are payable in full at maturity. However, the value of STRIPS may be subject to greater market fluctuations including yield, from changing interest rates prior to maturity than the value of other U.S. Treasury securities of comparable maturities that bear interest currently.

     The Fund also will invest in obligations of agencies or instrumentalities of the U.S. Government ("Agency securities.") Agency securities include obligations of the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and similar entities. Unlike U.S. government securities, Agency securities may or may not be backed by the full faith and credit of the U.S. government. Agency securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. Agency securities issued by Fannie Mae and Freddie Mac, however, are not backed by the full faith and credit of the U.S. government, and are supported only by the credit of the agency or instrumentality itself. The Fund will limit its investment in Agency securities, together with its investment in bonds issued by international organizations (described below), to 10% of the Fund's total assets.

CANADIAN GOVERNMENT SECURITIES

     Canadian Government securities include securities issued or guaranteed by the Government of Canada, any of its provinces or by their respective political subdivisions, agencies and instrumentalities.

     Canadian government securities in which the Fund may invest include government of Canada bonds and government of Canada Treasury bills. The Bank of Canada, acting on behalf of the Canadian federal government, is responsible for the distribution of Treasury bills and federal bond issues. Government of Canada Treasury bills are debt obligations with maturities of less than one year. Government of Canada issues of bonds frequently consist of several different bonds with various maturity dates representing different segments of the yield curve with maturities ranging from one to 30 years.

     All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agencies and provincial Crown corporations. Each new issue yield is based upon a spread from an outstanding government of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies. Most provinces also issue treasury bills.

     Many municipalities and municipal financial authorities in Canada raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

MEXICAN GOVERNMENT SECURITIES

     Mexican government securities in which the Fund may invest include those securities that are issued or guaranteed in full by the Mexican federal government or its instrumentalities.

     Government of Mexico securities denominated and payable in the Mexican peso include: (i) Certificados de la Tesoreria ("Cetes"), book-entry securities sold directly by the Mexican government on a discount basis and with maturities ranging from seven to 364 days; (ii) Bondes, long-term development bonds with a minimum term of 364 days issued directly by the Mexican government; and
(iii)Unidades de inversion ("Udibonos"), securities issued by the Mexican government that pay a fixed rate of interest over inflation every 182 days.

     The Fund may also invest up to 10% of its assets in dollar-denominated, collateralized "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to the Mexican government for new bonds under a debt restructuring plan introduced in 1989 by then-U.S. Secretary of the Treasury, Nicholas Brady. The Brady Bonds in which the Fund may invest may be fixed rate or floating rate bonds that are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds, and on which the first 18 months of interest coupon payments are collateralized by funds (cash or securities) held in escrow by an agent for the bondholders.

CORPORATE BONDS

     The Fund may invest up to 10% of its total assets in high quality bonds issued by U.S. corporations rated, at the time of purchase, AA or higher by S&P or of comparable quality. The market value of the Fund's corporate bonds will change in response to interest rate changes and other factors, including changes in general economic conditions and other specific developments that adversely impact the issuer of a bond.

BONDS ISSUED BY INTERNATIONAL ORGANIZATIONS

     Bonds issued by international organizations are designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the InterAmerican Development Bank, the European Investment Bank , the Asian Development Bank and similar entities. Bonds issued by international organizations may be denominated in currencies other than the U.S. dollar. The Fund will invest only in bonds rated, at the time of purchase, AA or higher by S&P or of comparable quality. The Fund will limit its investment in such bonds, together with Agency securities (described above), to 10% of the Fund's total assets.

BELOW-INVESTMENT GRADE BONDS

     The Fund may purchase bonds including debentures, that are rated BB by S&P or Ba by Moody's, or that are unrated by S&P or Moody's if such bonds, in the judgment of the Advisor, meet the quality criteria established by the Board. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Appendix A to this SAI sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade are of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

     Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisor does not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplements such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality, but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisor of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

     Investing in higher yield, high risk, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced, and there may be significant disparities in the prices quoted for high yield bonds by various dealers. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically.

     In adverse economic conditions, the liquidity of the secondary market for high yield bonds may be significantly reduced. Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high yield bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

     Finally, prices for high yield bonds may be affected by legislative and regulatory developments. In addition, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buy outs. Such legislation may significantly depress the prices of outstanding high yield bonds.

     During the fiscal year ended October 31, 2004, the Fund held no bonds rated below investment grade.

REPURCHASE AGREEMENTS

     The Fund may agree to purchase U.S. Treasury securities, Canadian Treasury securities or Mexican Treasury securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements related to Canadian Treasury securities and Mexican Treasury securities will be of a duration of no more than one day. Repurchase agreements related to U.S. Treasury securities will be of a duration of no more than seven days from the date of purchase. The collateral for such repurchase agreements will be held by the Fund's custodian or a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board under criteria established with the assistance of the Advisor. The seller, under a repurchase agreement, would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligation. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral. There are several additional risks related to repurchase agreements with respect to treasury securities issued by foreign governments. First, although the Fund will only enter into repurchase agreements collateralized by Canadian or Mexican Treasury securities that initially have a value at least equal to the repurchase price, under certain circumstances, it might be possible that the value of the collateral being held with respect to any such repurchase agreement would be reduced to such an extent that the agreement would be under collateralized. Second, in the event of default or bankruptcy of the selling institution, enforcement of the Fund's rights would be subject to additional difficulties and delays due to legal considerations of the applicable foreign country. The Fund may invest in repurchase agreements with respect to U.S. Treasury securities, Canadian Treasury securities and Mexican Treasury securities and in commercial paper rated Prime-1 by Moody's, A-1 by S&P or of comparable quality as determined by the Advisor.

CURRENCY AND INTEREST RATE HEDGING TRANSACTIONS

     To hedge against adverse price movements in the currencies underlying the portfolio's securities (as well as the denominated currencies of the securities it might wish to purchase), the Fund may engage in transactions in forward foreign currency contracts, options on currencies, and futures contracts and options on futures contracts on currencies. The Fund will not engage in any such transactions in excess of the value of the securities denominated or payable in the foreign currency which are then held in the Fund's portfolio.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

     Currently, only a limited market exists for hedging transactions relating to the Mexican peso. This may limit the Fund's ability to effectively hedge its investments in Mexico. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in either the Canadian dollar or Mexican peso ("foreign currency"), it may, for example, desire to "lock in" the price of the security in U.S. dollars, Canadian dollars or Mexican pesos. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     In addition, the Fund may enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written. (See the section entitled "Futures Contracts and Options".)

     If the currency in which the Fund's portfolio securities (or portfolio securities that the Fund anticipates purchasing) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Advisor. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the "Code") requirements relating to qualifications as a regulated investment company. (See the section entitled "Federal Tax Treatment of Dividends and Distributions.")

     Futures Contracts and Options. The Fund may purchase and sell futures contracts on debt securities and indices of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. The Fund may also purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates or as an efficient means to adjust its exposure to the currency market. The Fund may also write (sell) covered call options on futures contracts, purchase put and call options on futures contracts and may enter into closing transactions with respect to such options on futures contracts purchased or sold. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the currency underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying currency at a specified time in return for an agreed upon price.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and liquid assets will be deposited in a segregated account with the Fund's custodian so that the segregated amount, plus the amount of initial margin deposits held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of the futures contract is unleveraged. The Fund will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on a recognized futures exchange. The Fund will not enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's open futures contracts and premiums paid for unexpired options on futures contracts, excluding "bona fide hedging" transactions, would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-the-money," the amount may be excluded in calculating the 5% limitation.

     The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

     While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

     Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies.

     Other risks include, but are not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the security or currency hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the security or currency being hedged; failure to qualify as a Regulated Investment Company under Subchapter M of the Code and potential losses in excess of the amount initially invested in futures contracts themselves. If the expectations of the Advisor regarding movements in securities prices, interest rates or exchange rates are incorrect, the Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

PURCHASE OF WHEN-ISSUED SECURITIES

     From time to time, in the ordinary course of business, the Fund may purchase securities, at their current market value on a forward commitment or "when issued" basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment will take place after the date of the commitment. The Fund will establish a segregated account with its custodian consisting of cash, cash equivalents or U.S. Treasury securities, or other high quality liquid debt securities equal at all times to its when-issued commitments. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund purchases securities on a forward commitment or "when issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

LENDING OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities to a particular borrower, the Advisor (subject to review by the Fund's Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets. The Board will monitor the Fund's lending of portfolio securities.

ADDITIONAL RISK FACTORS

     Special Risks of Canadian and Mexican Treasury Securities. The Canadian government debt securities market is significantly smaller than the U.S. debt securities market. Although continued growth is anticipated, it is less well developed and less liquid than its U.S. counterpart. Recently, Canadian real economic growth has picked up after several years of marginal performance. A return to marginal growth could affect the Advisor's determination of the appropriate allocation of the Fund's investments within Canada and among the United States, Canada and Mexico.

     The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican Government securities. The value of the Fund's portfolio investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent political and social problems and rates of inflation that have exceeded the rates of inflation in the U.S. and Canada. The Fund can provide no assurance that future developments in the Mexican economy, in Mexican government policy or in the political landscape will not impair its investment flexibility, operations or ability to achieve its investment objective. Moreover, recent events in Latin America have shown that economic, financial and political events in one country of the region can negatively influence the economic, financial and political conditions of another country of the region.

     Currency Risks. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Accordingly, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. In an attempt to protect against uncertainty in the level of future foreign exchange rates, the Fund is authorized to and may occasionally use forward foreign currency exchange contracts and futures contracts and may purchase and write (sell) options on foreign currencies. The Fund may use such forward contracts and options when, for example, it enters into a contract for the purchase or sale of a security denominated in a foreign currency, and the Fund desires to "lock in" the U.S. dollar price of the security. Also, when the Advisor believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, the Fund may enter into forward contracts and options approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

     Risk of International Investing. Investments in foreign securities will occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities are not subject to the regulatory requirements applicable to U.S. securities and, therefore, there may be less publicly available information about such securities. Moreover, foreign securities are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. securities.

     Securities of foreign issuers, including foreign governments, may be less liquid than comparable securities of U.S. issuers and, therefore, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets, including markets for foreign government securities, than in the United States. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

     Non-Diversified Status. The Fund is classified as a non-diversified investment company under the Investment Company Act, and as such is not limited by the Investment Company Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Code. (See the section entitled "Qualification as a Regulated Investment Company.")

     Bonds Issued by International Organizations. Securities issued or guaranteed by foreign governments, their political subdivisions, agencies and instrumentalities are not treated like U.S. government securities for purposes of the diversification tests, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, securities issued or guaranteed by a foreign government, its political subdivisions, agencies or instrumentalities may in certain circumstances not be treated as issued by a single issuer for purposes of these diversification tests. Thus, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund may be required to diversify its portfolio of Canadian government securities and Mexican government securities in a manner which would not be necessary if the Fund limited its investments to U.S. government securities.

INVESTMENT RESTRICTIONS

     The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

2. With respect to 50% of its net assets, invest more than 5% of its total assets in the securities of any single issuer (the U.S. government and its agencies and instrumentalities are not considered an issuer for this purpose);

3. With respect to 50% of its net assets, invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer (the U.S. government and its agencies and instrumentalities are not considered an issuer for this purpose);

4. Invest 25% or more of the value of its total assets in securities of issuers in any one industry (for these purposes, the U.S. government, its agencies and instrumentalities are not considered an industry);

5.   Invest in real estate or mortgages on real estate;

6. Purchase or sell commodities or commodities contracts or futures contracts, except that the Fund may enter into forward foreign currency exchange contracts, futures contracts and options in accordance with its investment objective and policies;

7. Act as an underwriter of securities within the meaning of the federal securities laws;

8. Issue senior securities, except that the Fund may enter into forward foreign currency contracts and futures contracts in accordance with its investment objective and policies;

9. Make loans, except that the Fund may purchase or hold debt instruments and may lend its portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies;

10.  Effect short sales of securities;

11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

14. Invest in shares of any other investment company registered under the Investment Company Act;

15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

16.  Invest in companies for the purpose of exercising management or control;

17. Invest in puts or calls, or any combination thereof, except that the Fund may enter into options, forward foreign currency contracts and futures contracts, in accordance with its investment objective and policies; or

18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors of the Fund (the "Board"). The Fund will not:

1. Invest more than 10% of the value of its net assets in illiquid securities.

VALUATION OF SHARES AND REDEMPTIONS

VALUATION

     The net asset value per Share is determined daily as of the close of the New York Stock Exchange ("NYSE") each day on which the NYSE is open for business (a "Business Day") if there is sufficient trading in Fund portfolio securities to affect net asset value materially, but may not be determined on days during which no Shares are tendered for redemption and the Fund receives no order to sell Shares. The NYSE is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther

King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

REDEMPTIONS

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described in the section entitled "Valuation" and such valuation will be made as of the same time the redemption price is determined.

     The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

     The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

     For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

     In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement"). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

     The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

     Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, it will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

     Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid to you in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

     The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gain distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

     If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, recognized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

     If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

     Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to you in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

     The Fund will provide a statement annually to you as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. However, treaties between the U.S. and certain countries may not be available in some cases to reduce the otherwise applicable tax rates. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

     The sale, exchange or redemption of a Share is a taxable event for you. Generally, gain or loss on the sale, exchange or redemption of a Share will be a capital gain or loss that will be long-term if you have held your shares for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at the long-term capital gains rate and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

     If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

     In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, a portion of any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

FEDERAL EXCISE TAX

     If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

     Depending upon state and local law, distributions by the Fund and the ownership of shares may be subject to the state and local taxes. Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND

     The overall business and affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributor and the Fund's administrator. Seventy-five percent of the directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator. Each Director and officer holds office until he resigns, is removed or a successor is elected and qualified.

DIRECTORS AND OFFICERS

     The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

                                                                                        NUMBER OF
                                                                                         FUNDS IN
NAME, DATE                                                                                 FUND
OF BIRTH                              LENGTH                                             COMPLEX
AND                 POSITION         OF TIME            PRINCIPAL OCCUPATION(S)        OVERSEEN BY     OTHER DIRECTORSHIPS
ADDRESS          WITH THE FUND        SERVED          DURING THE PAST FIVE YEARS         DIRECTOR        HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Joseph R.       Director;             since       Private Equity Investor (1997 to          4        Director, Corvis Corp.,
Hardiman        Chairman,              1998       present).                                          (optical networks); The
5/27/37         Compensation                                                                         Nevis Fund (registered
                Committee;                                                                           investment company),
                Member, Audit                                                                        Brown Investment
                and Compliance                                                                       Advisory & Trust
                Committee, and                                                                       Company; and 65 funds
                Nominating                                                                           in the Scudder family
                Committee                                                                            of funds (registered
                                                                                                     investment companies)

----------------------------------------------------------------------------------------------------------------------------
W. Murray       Director;             since       Principal, CM Coastal Development,        4        None
Jacques         Chairman,              2002       LLC (real estate development)
03/28/36        Nominating                        (2002 to present); President, WMJ
                Committee;                        Consulting, LLC (real estate
                Member, Audit                     investment management company)
                and Compliance                    (1999 to present); Chairman, Saint
                Committee, and                    David's School (2002 to present).
                Compensation                      Formerly, Chairman and Chief
                Committee                         Executive Officer, VIB Management,
                                                  Inc. (asset management company)
                                                  (1994 to 1999).

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Louis E.        Director;             since       Director, Household International         4        Director, 48 funds in
Levy            Chairman, Audit        1994       (banking and finance) (1992 to                     the Scudder family of
11/16/32        and Compliance                    present).                                          funds (registered
                Committee;                                                                           investment companies)
                Member,
                Nominating
                Committee, and
                Compensation
                Committee

----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Edward S.       DIRECTOR              since       Chairman, International Strategy &        4        None
Hyman                                  1992       Investment, Inc. (registered
4/8/45/(1)/                                       investment advisor) (1991 to
                                                  present); Chairman and President,
                                                  International Strategy &
                                                  Investment Group, Inc. (registered
                                                  broker-dealer) (1991 to present).

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------
R. Alan         President           since 1992    President, International Strategy & Investment, Inc. (registered
Medaugh                                           investment advisor) (1991 to present).  Director, International Strategy &
8/20/43                                           Investment Group, Inc. (registered broker-dealer) (1991 to present).
----------------------------------------------------------------------------------------------------------------------------
Nancy Lazar,    Vice President      since 1992    Executive Vice President, Assistant Treasurer, and Secretary of
(8/1/57)                                          International Strategy & Investment, Inc. (registered investment advisor)
                                                  (1991 to present); Executive Vice President, Assistant Treasurer and
                                                  Secretary of International Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).

----------------------------------------------------------------------------------------------------------------------------
Carrie L.       Vice President      since 1992    Managing Director, International Strategy & Investment, Inc. (registered
Butler                                            investment advisor) (2000 to present). Formerly, Assistant Vice President,
5/1/67                                            International Strategy & Investment, Inc. (registered investment advisor)
                                                  (1991 to 2000).

----------------------------------------------------------------------------------------------------------------------------
Edward J.       Vice President      since 1992    President, EJV Financial Services, LLC (consulting and compliance services
Veilleux                                          firm) (May 2002 to present); Senior Vice President PBHG Funds (January
8/26/43                                           2005 to present); Officer of various investment companies for which EJV
5 Brook                                           Financial Services provides consulting and compliance services. Formerly,
Farm Court                                        Trustee, Devcap Trust (registered investment company) (2000 to 2003);
Hunt Valley,                                      Director, Deutsche Asset Management (formerly B.T. Alex Brown, Inc.)
MD 21030                                          (October 1965 to May 2002); Executive Vice President, Investment Company
                                                  Capital Corp. (regulated investment company) (May 1987 to May 2002).
----------------------------------------------------------------------------------------------------------------------------

----------
/1/ Considered to be an interested person, as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.

----------------------------------------------------------------------------------------------------------------------------
Stephen V.      Vice President,     since 2002    Executive Managing Director and Chief Financial Officer, International
Killorin        Treasurer,            (Chief      Strategy & Investment, Inc. (registered investment advisor) (December 2000
6/27/53         Chief               Compliance    to present); Executive Managing Director and Chief Financial Officer,
                Compliance        officer since   International Strategy & Investment Group, Inc. (registered broker-dealer)
                Officer, and        September     (December 2000 to present). Formerly, Controller, Sanford C. Bernstein &
                Chief Financial      2004 and     Co., Inc. (registered investment advisor) (November 1999 to December 2000)
                Officer                Chief      and Managing Director, Deutsche Bank (May 1994 to November 1999).
                                    Financial
                                  Officer since
                                     December
                                      2004)

----------------------------------------------------------------------------------------------------------------------------
Margaret M.     Secretary           since 2004    Managing Director, International Strategy & Investment, Inc. (registered
Beeler                                            investment advisor) (July 2004 to present). Formerly, Associate Managing
3/1/67                                            Director (2000 - July 2004) and Assistant Vice President (1996 to 2000),
                                                  International Strategy & Investment, Inc. (registered investment advisor);
                                                  Marketing Representative, US Healthcare, Inc. (1995 to 1996); Sales
                                                  Manager, Donna Maione, Inc. (clothing manufacturer) (1994 to 1995) and
                                                  Deborah Wiley California (clothing manufacturer) (1989 to 1994).

----------------------------------------------------------------------------------------------------------------------------

     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by International Strategy Investment, Inc. ("ISI" or the "Advisor") or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex").

DIRECTOR OWNERSHIP IN THE FUND(S)

-------------------------------------------------------------------------------------------
                            DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                        BENEFICIAL OWNERSHIP IN    DECEMBER 31, 2004 IN ALL FUNDS OVERSEEN
DIRECTOR                     THE FUND/(1)/         BY DIRECTOR IN THE FUND COMPLEX/(1)(2)/
-------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------
Joseph R. Hardiman                None                         $10,001-$50,000
-------------------------------------------------------------------------------------------
W. Murray Jacques                 None                         $10,001-$50,000
-------------------------------------------------------------------------------------------
Louis E. Levy                     None                         $10,001-$50,000
-------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------
Edward S. Hyman                   None                          Over $100,000
-------------------------------------------------------------------------------------------

/1./ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the director can exert voting power or has authority to sell.

/2./ The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

     As reported to the Fund, as of December 31, 2004 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or Distributor.

COMPENSATION OF DIRECTORS AND OFFICERS

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Fund's administrator, the Distributor or the Advisor may be considered to have received remuneration indirectly. As compensation for his services as Director, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets.

     The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal period ended October 31, 2004.

                               COMPENSATION TABLE

-----------------------------------------------------------------------------------------
                                                             TOTAL COMPENSATION FROM THE
                     AGGREGATE COMPENSATION FROM THE FUND   FUND AND FUND COMPLEX PAYABLE
     DIRECTOR                PAYABLE TO DIRECTORS                    TO DIRECTORS
-----------------------------------------------------------------------------------------
Edward S. Hyman*                    $    0                  $0
-----------------------------------------------------------------------------------------
Joseph R. Hardiman                                          $14,000 for service on 4
                                    $5,737                  Boards in the Fund Complex
-----------------------------------------------------------------------------------------
W. Murray Jacques                                           $14,000 for service on 4
                                    $5,737                  Boards in the Fund Complex
-----------------------------------------------------------------------------------------
Louis E. Levy                                               $14,000 for service on 4
                                    $5,737                  Boards in the Fund Complex
-----------------------------------------------------------------------------------------

----------
* A director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

     The Board met four times during the fiscal year ended October 31, 2004 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such Director served.

     The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2004, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

     The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Nominating Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees for Independent Directors received from security holders. The Committee did not meet during the fiscal year ended October 31, 2004.

     The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Compensation Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2004, the Committee did not meet.

CODE OF ETHICS

     The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code permits access persons of the Fund to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the Code's provisions and reporting requirements.

     The Advisor and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons of the Fund that are employees of the Advisor and Distributor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

     These Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

INFORMATION CONCERNING INVESTMENT ADVISORY SERVICES

     ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of December 15, 1992 (the "Advisory Agreement").

     ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. ISI is also investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc., each an open-end investment company. These funds, along with the Fund, had approximately $561 million of net assets as of December 31, 2004.

     To supplement its investment analysis, the Advisor may, from time to time, subscribe to research services located in Canada and Mexico, which research services may include information about Canada or Mexico, respectively, such as: statistical and background information on the economy, information on political developments and general political stability forecasts and interpretation with respect to money markets, and performance information.

     Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (3) provides the Fund's Board with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates pertinent information about economic, statistical and financial information pertinent to the Fund, (5) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     As compensation for its services, ISI receives an annual fee from the Fund calculated daily and paid monthly, in an amount equal to 0.40% of the average daily net assets of the Fund. Advisory fees paid by the Fund to ISI for the fiscal years ended October 31, 2004 and 2003, the period April 1, 2002 through October 31, 2002 and for the fiscal year ended March 31, 2002 were as follows:

                              FISCAL YEARS ENDED     PERIOD ENDED   FISCAL YEAR ENDED
                                 OCTOBER 31,          OCTOBER 31,       MARCH 31,
                           -----------------------   ------------   -----------------
                              2004         2003          2002              2002
                           ----------   ----------   ------------   -----------------
Contractual Fee            $1,001,732   $1,097,239     $560,748          $663,125
Less amount reimbursed             --   $    9,693           --                --
Fee after reimbursements   $1,001,732   $1,087,546     $560,748          $663,125

     The Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Fund's Board, including a majority of the Independent Directors who have no financial interest in the Advisory Agreement, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ISI may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment.

     The Advisory Agreement was most recently approved by the Board of Directors on September 24, 2004. In approving the Advisory Agreement, the Board of Directors, including the Independent Directors, noted that the Advisor is the investment advisor to three other funds in the ISI Fund Complex, ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc. As part of its evaluation, the Board considered the nature, quality and scope of the services provided by the Advisor; the performance, fees and expenses of the Fund compared to other similar investment companies; the Advisor's expenses in providing the services; the profitability of the Advisor and its affiliated companies and other benefits they derive from their relationship with the Fund. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Advisor and the financial strength of the Advisor and its affiliated companies. In evaluating the reasonableness of the management fee, the Independent Directors noted that the Fund's total expense ratio was lower than its peer group average. The Directors considered the fact that Morningstar rated the Fund a two (out of five) star fund. They also considered the performance of the Fund relative to its peer group and noted that the Fund's performance for the quarter, 3-year, 5-year and 10 year periods ended July 31, 2004 was better than its peer group average and that the Fund outperformed its peer group since its inception for the period ended July 31, 2004. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

     As of October 31, 2004, Messrs. Hyman and Medaugh acted as portfolio managers for three other mutual funds with net assets of $561 million. No mutual fund pays ISI a performance based fee.

     Messrs. Hyman and Medaugh service nine other pooled investment vehicles with assets totaling $536,204,258 as of October 31, 2004. Of the nine pooled investment vehicles, four pay ISI a performance based fee. As of October 31, 2004, these four pooled investment vehicles had assets totaling $315,385,359.

     Messrs. Hyman and Medaugh, together with one other person, own 100% of ISI. Messrs. Hyman and Medaugh receive an annual draw plus a bonus paid out of ISI's net income. The bonus is based on each portfolio manager's ownership interest of ISI.

     As of October 31, 2004, neither Mr. Hyman nor Mr. Medaugh owned Fund shares.

ADMINISTRATION

     Forum Administrative Services, LLC ("FAdS"), Two Portland Square, Portland, ME 04101, is the administrator of the Fund. As administrator, pursuant to an agreement with the Fund, FAdS is responsible for providing administration services to the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

     As of May 1, 2004, FAdS, Forum Shareholder Services, LLC ("FSS") and Forum Accounting Services, LLC ("FAcS") receive a combined fee based on average net assets (subject to a minimum monthly fee) and monthly fees per open account. Asset-based fees are calculated daily and all fees are paid monthly. FAdS acts as the agent for FSS and FAcS with respect to the collection of their respective portions of the asset fee charges.

     Prior to May 1, 2004, FAdS received an annual fee from the Fund Complex equal to 0.05% of the total average daily net assets of the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the Fund Complex in excess of $750 million. These fees were allocated among the funds in the Fund Complex in proportion to their relative net assets. FAdS receives a minimum fee of $3,000 per month from the Fund. The fees were accrued daily by the Fund and paid monthly for services performed under the agreement during the prior calendar month. As compensation for providing administration services for the fiscal years ended October 31, 2004 and October 31, 2003 and the period May 27, 2002 through October 31, 2002, FAdS received $172,663, $137,159 and $52,488, respectively.

     FAdS' agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 27, 2002, Investment Company Capital Corp. ("ICCC") provided administration services to the Fund. As compensation for such services, ICCC was entitled to receive from the Fund Complex a fee based on the combined assets in the Fund Complex at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million and 0.03% of the amount over $500 million. ICCC's fee was allocated among the funds in the Fund Complex according to their relative net assets.

     Administration fees paid by the Fund to ICCC for the period April 1, 2002 through May 26, 2002 were $30,062.

DISTRIBUTION OF FUND SHARES

DISTRIBUTION AGREEMENT AND PLAN

     International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as distributor for the Shares pursuant to a Distribution Agreement effective April 1, 1997 ("Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares, either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI.

     The Distribution Agreement provides that ISI Group, on behalf of the Fund, will: (i) solicit and receive orders for the purchase of Shares; (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board, for its review, with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

     ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all of its promotional expenses. The services of ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement, including the form of Agency Distribution Agreement (as described below), was most recently approved by the Board, including a majority of the Independent Directors, on September 24, 2004.

     ISI Group has entered into sub-distribution agreements ("Agency Distribution Agreements") with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

     In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Fund's advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

     Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

     Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and to Shareholder Servicing Agents. Payments to Participating Dealers and Shareholder Servicing Agents, if applicable, may not exceed fees payable to ISI Group under the Plan. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the plan. The votes must be cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors on September 24, 2004.

     In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares.

     During the continuance of the Plan, the Board will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to broker-dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

     Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares and Class C Shares is less than 0.40% and 1.00%, respectively, of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plans in the last three fiscal years, the Distributor paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

     As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.40% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of the Class C Shares. The Distributor expects to allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.

     As compensation for providing distribution and shareholder services to the Class A Shares for the fiscal years ended October 31, 2004 and October 31, 2003, the period April 1, 2002 through October 31, 2002 and for the fiscal year ended March 31, 2002 , the Fund's distributor received fees in the amounts set forth below in connection with the distribution of Class A Shares.

  FISCAL YEARS ENDED    PERIOD ENDED   FISCAL YEAR ENDED
     OCTOBER 31,         OCTOBER 31,       MARCH 31,
---------------------   ------------   -----------------
  2004        2003          2002              2002
--------   ----------   ------------   -----------------
$934,499   $1,082,987     $560,748          $663,125

As compensation for providing distribution and shareholder services to the Class C Shares for the fiscal year ended October 31, 2004 and the period ended October 31, 2003, the Fund's distributor received fees in the amounts set forth below in connection with distribution of Class C Shares:

 FISCAL YEAR ENDED   PERIOD ENDED
    OCTOBER 31,       OCTOBER 31,
------------------   ------------
       2004              2003
------------------   ------------
     $126,061           $26,722

RECEIPT, RETENTION OR PAYMENT OF SALES CHARGES

     For the fiscal years ended October 31, 2004 and October 31, 2003, the period April 1, 2002 through October 31, 2002 and for the fiscal year ended March 31, 2002, the Distributor received the following commissions or sales charges in connection with the sale of Class A Shares, and from such commissions or sales charges, the Distributor retained the following amounts:

             FISCAL YEARS ENDED
                 OCTOBER 31,                      APRIL 1, 2002         FISCAL YEAR ENDED
-------------------------------------------    THROUGH OCTOBER 31,           MARCH 31,
        2004                    2003                   2002                   2002
-------------------   ---------------------   ---------------------   ---------------------
RECEIVED   RETAINED    RECEIVED    RETAINED    RECEIVED    RETAINED    RECEIVED    RETAINED
--------   --------   ----------   --------   ----------   --------   ----------   --------
$406,831    $36,934   $1,371,571   $123,961   $1,215,000   $110,000   $2,788,329      $0

     For the fiscal year ended October 31, 2004 and for the period of May 16, 2003 through October 31, 2003, the Distributor paid $66,106 and $138,534, respectively, in commissions to participating dealers in connection with the sale of Class C Shares.

EXPENSES BORNE BY THE FUND

     Except as described elsewhere, the Fund pays or causes to be paid all organizational expenses and all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, Forum or ISI Group.

     The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.

PORTFOLIO HOLDINGS


     Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported to the SEC on Form
N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a list of the Fund's portfolio holdings as contained in its latest Form N-Q or Form N-CSR by contacting the transfer agent at (800) 882-8585.

     In addition, certain service providers to the Fund such as the Fund's investment advisor, administrator, custodian, fund accountant, independent accountants, legal counsel, and transfer agent may, for legitimate business purposes, receive portfolio holdings information before it is released to the public. Many Fund service providers require a list of the Fund's portfolio holdings to provide the services they are contractually obligated to render to the Fund. The portfolio holdings information is released to service providers on an as needed basis. Neither the Fund nor any of its service providers may disclose material non-public information about the Fund's portfolio holdings to third parties prior to its pubic dissemination. No compensation is paid by the Fund to these service providers as a result of the disclosure of the Fund's portfolio holdings.

     The Fund's Chief Compliance Officer monitors the Fund's compliance with its portfolio holdings disclosure policy and annually requests and reviews information regarding the identity of each service provider that receives information regarding Fund portfolio holdings prior to public dissemination, the frequency with which the service provider receives such information and the business purpose for which the disclosure is made. This oversight is designed to help ensure that portfolio holdings disclosure to service providers prior to public dissemination is in the best interests of Fund shareholders. The Chief Compliance Officer also provides an annual report to the Board on, among other things, the Fund's administration of and compliance with its portfolio disclosure policy.


BROKERAGE

     ISI is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

     Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

     ISI's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, ISI may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services that ISI deems to be beneficial to the Fund's investment program. Research services may include the following: statistical and background information on the U.S., Canadian and Mexican economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S., Canadian and Mexican money markets; information on federal, state, local and political developments in the United States, Canada and Mexico; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to ISI with clients other than the Fund. Similarly, any research services received by ISI through placement of portfolio transactions of other clients may be of value to ISI in fulfilling its obligations to the Fund.

     No specific value can be determined for research and statistical services furnished without cost to ISI by a broker-dealer. ISI is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ISI's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of ISI's investment advice.

     The Fund paid no brokerage commissions for the fiscal years ended October 31, 2004 and October 31, 2003, the period April 1, 2002 to October 31, 2002 and the fiscal year ended March 31, 2002.

     The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER DEALER           TYPE OF SECURITY       VALUE HELD
---------------------        --------------------     ----------
JPMorgan Chase Bank, N.A.      Repurchase Agreement    $2,319,000

CAPITAL SHARES

     Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has one Series and two classes of Shares. All shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of shares issued by a particular series will be identical to every other class, and expenses of the Fund (other than 12b-1 fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

     Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

     The Fund's By-laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

     There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

     As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

     The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

     The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust") is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.

     FSS (the "Transfer Agent") is the Fund's transfer agent. As transfer agent and distribution paying agent, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

     FAcS provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and providing information necessary to prepare the Fund's financial statements and tax returns. Effective May 1, 2004, FAcS is paid by FAdS for its fund accounting services to the Fund.

     Prior to May 1, 2004, the Fund paid FAcS a base fee of $5,417 per month plus 0.0025% of the Fund's daily net assets. The fees were paid monthly for services performed during the prior calendar month.

     As compensation for providing accounting services for the fiscal years ended October 31, 2004 and October 31, 2003 and the period May 27, 2002 through October 31, 2002, FAcS received fees of $40,469, $75,809 and $30,410, respectively.

     FAcS' agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 27, 2002, ICCC provided accounting services to the Fund. As compensation for these services, the Fund paid ICCC an annual fee, calculated daily and paid monthly, as shown below.

      Average Net Assets        Incremental Annual Accounting Fee
      ------------------        ---------------------------------
$0           - $   10,000,000                $25,000
$10,000,001  - $   25,000,000                   .080%
$25,000,001  - $   50,000,000                   .060%
$50,000,001  - $   75,000,000                   .040%
$75,000,001  - $  100,000,000                   .035%
$100,000,001 - $  500,000,000                   .017%
$500,000,001 - $1,000,000,000                   .006%
over $1,000,000,000                             .002%

     In addition, the Fund reimbursed ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services.

     As compensation for providing accounting services for the period April 1, 2002 to May 26, 2002, ICCC received fees of $14,380. As compensation for providing accounting services for the fiscal years ended March 31, 2002, ICCC received fees of $81,934 .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Fund are Ernst & Young, LLP, located at 5 Times Square, New York, New York 10036.

LEGAL MATTERS

     Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To Fund management's knowledge, as of February 7, 2005, the following persons owned beneficially or of record 5% or more of the Fund's Class C Shares outstanding shares:

CONTROLLING PERSON INFORMATION

-------------------------------------------------------------------
                              PERCENTAGE OF CLASS C   PERCENTAGE OF
SHAREHOLDER*                       SHARES OWNED         FUND OWNED
-------------------------------------------------------------------
Janney Montgomery Scott LLC           5.39%               0.47%
FBO Bush Bros
1801 Market Street
Philadelphia, PA 19103-1628
-------------------------------------------------------------------

----------
*    All shares were held of record.

     In addition, to Fund management's knowledge, as of February 7, 2005, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.

TURNOVER RATE

     The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

     The following table reflects the Fund's portfolio turnover rates for the fiscal years ended October 31, 2004 and October 31, 2003, the period April 1, 2002 through October 31, 2002 and for the fiscal year ended March 31, 2002:

FISCAL YEARS ENDED      APRIL 1, 2002      FISCAL YEAR ENDED
   OCTOBER 31,       THROUGH OCTOBER 31,       MARCH 31,
------------------   -------------------   -----------------
    2004   2003              2002                 2002
    ----   ----              ----                 ----
     47%   152%               95%                 136%

     The 2004 portfolio turnover rate decreased as a result of a decline in trading activity.

FINANCIAL STATEMENTS

     The financial statements for the Fund for the year ended October 31, 2004, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2004.

                                   APPENDIX A

                        BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR'S BOND RATING

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and principal and differs from the highest rated issues only in small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB", has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

     The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "CI" is reserved for income bonds on which no interest is being paid.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

     Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

     Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers 1, 2 and 3 to indicate relative degree of safety.

     The designation A-1+ indicates there is an "overwhelming degree" of safety with regard to the capacity for timely payment.

     The designation A-1 indicates that the degree of safety regarding timely payment is strong.

     The designation A-2 indicates the capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     Issues carrying the A-3 designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Issues rated "B" are regarded as having only speculative capacity for timely payment.

     The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment.

     An issue rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. PRIME-1 repayment ability will often be evidenced by many of the following characteristics:

     .    Leading market positions in well-established industries.
     .    High rates of return on funds employed.
     . Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     . Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.